SECURITIES AND EXCHANGE COMMISSION
                            	Washington, D. C.  20549





                                    	FORM 8-K

	Current Report Pursuant to Section 13 or 15(d) of
	The Securities Act of 1934

Date of Report (Date of earliest event reported) January 16, 1998





                    	INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                	(Exact name of registrant as specified in its charter)



U.S. Virgin Islands               			0-21070			             66-0426648
(State or other jurisdiction       (Commission            (I.R.S. Employer
  of incorporation)                 File Number)          Identification No.)





                             	7030 Park Centre Drive
                           	Salt Lake City, Utah  84121
                    	(Address of principal executive offices)





Registrant's telephone number, including area code: (801) 566-9000

Items 1 - 7.  Not Applicable

Item 8.  Change in Fiscal Year

	At a meeting of the Board of Directors of the Registrant on January 16, 1998, the Board of Directors approved a change in the fiscal year of the Registrant to a fiscal year end December 31.
The Registrant will file a Form 10-KSB covering the transition period.

Item 9.  Not Applicable

                               	SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      							INTERNATIONAL TOURIST
                                           ENTERTAINMENT CORPORATION



Date: January 31, 1998                     /s/ Kelvyn H. Cullimore
                                           -----------------------------
                                    							Kelvyn H. Cullimore, President